Exhibit 10.1

AMENDMENT NO. 1 TO
SECURITIES PURCHASE AGREEMENT

This Amendment No. 1 (this “Amendment”) to that certain Securities Purchase Agreement, dated as of March 30, 2016, by and among Real Goods Solar, Inc., a Colorado corporation, the investor signatory hereto (the “Investor”) and the other investors (each, an “Other Investor”) signatory thereto (the “Securities Purchase Agreement”) is entered into as of April 9, 2018, by and between the Company and the Investor. Capitalized terms not defined herein shall have the meaning as set forth in the Securities Purchase Agreement as amended hereby.

WHEREAS, pursuant to the Securities Purchase Agreement, the Company desires to sell, and the Investor desires to purchase, certain Notes and Warrants of the Company, upon the terms and subject to the conditions set forth therein.

WHEREAS, as of time this Amendment is being executed, the Closing has not yet occurred.

WHEREAS, in connection with certain discussions with, and comments by, the Principal Market, the Company and the Investor now desire to amend the Securities Purchase Agreement as provided herein.

WHEREAS, concurrently herewith, each Other Investor has received amendments in the form of this Amendment (each, an “Other Amendment”, and together with this Amendment, the “Amendments”).

NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.                  AMENDMENTS TO TRANSACTION DOCUMENTS: Effective as of the time the Amendments shall have been, severally, duly executed and delivered by the Company and each of the Required Holders (the “Amendment Time”):

(a)         Form of Notes. “Exhibit A-1” of the Securities Purchase Agreement is hereby amended and restated in the form of Exhibit A-1 attached hereto (the “New Form of Series A Note”). “Exhibit A-2” of the Securities Purchase Agreement is hereby amended and restated in the form of Exhibit A-2 attached hereto (the “New Form of Series B Note”).

(b)         Schedule of Buyers. The Schedule of Buyers to the Securities Purchase Agreement is hereby amended and restated in the form of Exhibit B attached hereto.

(c)         Securities Purchase Agreement. The definition of “Agreement” as defined in the Securities Purchase Agreement, is hereby amended to include this Amendment. The definition of “Securities Purchase Agreement”, as defined by each other Transaction Document, is hereby amended to include this Amendment.

2.                  ACKNOWLEDGEMENT; REAFFIRMATION OF OBLIGATIONS. The Company hereby confirms and agrees that following the Amendment Time, except as set forth in Section 1 above, the Securities Purchase Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.

3.                  REPRESENTATIONS AND WARRANTIES

(a)         Investor Bring Down. The Investor hereby makes the representations and warranties as to itself only as set forth in Section 2 of the Securities Purchase Agreement (as amended hereby) as if such representations and warranties were made as of the date hereof and set forth in their entirety in this Amendment.

(b)         Company Bring Down. The Company hereby makes the representations and warranties to the Investor as set forth in Section 3 of the Securities Purchase Agreement (as amended hereby) as if such representations and warranties were made as of the date hereof and set forth in their entirety in this Amendment. The Company further represents and warrants that, other than the payment of legal fees of the lead investor pursuant to the existing terms and conditions of the Securities Purchase Agreement, neither the Investor nor any Other Investor will receive any consideration in connection with the execution of any of the Amendments.

4.                  MISCELLANEOUS

(a)         Disclosure of Transactions and Other Material Information. The Company shall, on or before 9:30 a.m., New York time, on the first Trading Day after the date of this Agreement, file a Current Report on Form 8-K, describing all the material terms of the transactions contemplated by this Amendment in the form required by the 1934 Act, attaching this Amendment (including the exhibits attached hereto). The Company acknowledges and agrees that it has not provided the Investor with any Material, non-public information about the Company that was not previously disclosed in the Current Report on Form 8-K filed April 2, 2018 (including all attachments, the “Prior 8-K Filing”). From and after the Prior 8-K Filing, the Company shall have disclosed all material, non-public information (if any) delivered to the Investor by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by this Amendment and the Transaction Documents. In addition, effective upon the filing of the Prior 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and the Investor or any of its affiliates, on the other hand, shall terminate.

(b)         General. The provisions of Section 9 of the Securities Purchase Agreement are hereby incorporated by reference herein, mutatis mutandis.

(c)         Counterparts. This Amendment may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

(d)         Independent Nature of Buyers' Obligations and Rights. The obligations of the Investor under this Amendment and the Other Investors under any Other Amendment are several and not joint with the obligations of any Other Investor, and the Investor shall not be responsible in any way for the performance of the obligations of any Other Investor under any Other Amendment. Nothing contained herein or in any Other Amendment, and no action taken by the Investor pursuant hereto or any Other Investor pursuant to thereto, shall be deemed to constitute the Investor and the Other Investors as, and the Company acknowledges that the Investor and the Other Investors do not so constitute, a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investor and the Other Investors are in any way acting in concert or as a group, and the Company shall not assert any such claim with respect to such obligations or the transactions contemplated by this Amendment or any Other Amendment and the Company acknowledges that the Investor and the Other Investors are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement and any Other Amendment. The Company acknowledges and the Investor confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. The Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any Other Investor to be joined as an additional party in any proceeding for such purpose.

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IN WITNESS WHEREOF, the Company and the Investor have caused this Amendment to be duly executed by their respective authorized signatories as of the date first indicated above.

THE COMPANY:
REAL GOODS SOLAR, INC.
By:	/s/ Dennis Lacey
Name: Dennis Lacey
Title: Chief Executive Officer

IN WITNESS WHEREOF, the Company and the Investor have caused this Amendment to be duly executed by their respective authorized signatories as of the date first indicated above.

INVESTOR:

By:
Name:
Title:

Exhibit A-1

New Series A Note

[Included as exhibit 4.1 to this Current Report on Form 8-K]

Exhibit A-2

New Series B Note

[Included as exhibit 4.2 to this Current Report on Form 8-K]

Exhibit B

SCHEDULE OF BUYERS

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)
Buyer	Address and Facsimile Number	Original Principal Amount of Series A Notes	Original Principal Amount of Series B Notes	Aggregate Number of Warrant Shares	Purchase Price	Aggregate Cash Wire Amount	Original Principal Amount of Investor Notes	Legal Representative’s Address and Facsimile Number
Alto Opportunity Master Fund, SPC - Segregated Master Portfolio B	c/o Ayrton Capital LLC 222 Broadway, 19th Floor New York, NY 10038 Attention Waqas Khatri E-mail: wk@ayrtonllc.com	$4,025,000	$3,500,000	6,388,889	$7,000,000	$3,500,000	$3,500,000	Kelley Drye & Warren LLP 101 Park Avenue New York, NY 10178 Telephone: (212) 808-7540 Facsimile: (212) 808-7897 Attention: Michael A. Adelstein, Esq.
Hudson Bay Master Fund Ltd.	Please deliver any notices other than Pre-Notices to: 777 Third Avenue, 30th Floor New York, NY 10017 Attention: Yoav Roth Facsimile: (212) 571-1279 E-mail: investments@hudsonbaycapital.com Residence: Cayman Islands Please deliver any Pre-Notice to: 777 Third Ave., 30th Floor New York, NY 10017 Facsimile: (646) 214-7946 Attention: Scott Black General Counsel and Chief Compliance Officer	$1,725,000	$1,500,000	2,738,095	$3,000,000	$1,500,000	$1,500,000	N/A
TOTAL		$5,750,000	$5,000,000	9,126,984	$10,000,000	$5,000,000	$5,000,000

[Note to Exhibit 10.1 to Current Report on Form 8-K]

On April 9, 2018, the Company entered into two substantially identical but separate Amendment No. 1 to Securities Purchase Agreement in the form of the preceding Amendment No. 1 to Securities Purchase Agreement with each of the following investors:

Alto Opportunity Master Fund, SPC - Segregated Master Portfolio B

Hudson Bay Master Fund LTD